                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 15, 2000
                                       -----------------



                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



          Virginia                 0-25762            54-1719855
----------------------------   ----------------  --------------------
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)           File Number)     Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia      23060
--------------------------------------------------    ----------
  (Address of principal executive offices)            (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000

        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.      OTHER EVENTS

             The November 2000 monthly Certificateholder's Statements to investors were distributed December 15, 2000.


ITEM 7 (c).  EXHIBITS

             The following are filed as exhibits to this Report under Exhibit
             20:

             1. November Performance Summary

             2. Series 1996-1 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             3. Series 1996-2 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             4. Series 1996-3 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             5. Series 1997-1 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             6. Series 1997-2 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             7. Series 1998-1 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             8. Series 1998-3 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             9. Series 1998-4 Class A and Class B Certificateholder's
                Statements for the month of November 2000.

             10. Series 1999-1 Class A and Class B Certificateholdefor the
                 month of November 2000

             11. Series 1999-2 Class A and Class B Certificateholdefor the
                 month of November 2000

             12. Series 1999-3 Class A and Class B Certificateholdefor the
                 month of November 2000

             13. Series 2000-1 Class A and Class B Certificateholder's
                 Statements for the month of November 2000

             14. Series 2000-2 Class A and Class B Certificateholder's
                 Statements for the month of November 2000

             15. Series 2000-3 Class A and Class B Certificateholder's
                 Statements for the month of November 2000

             16. Series 2000-4 Class A and Class B Certificateholder's
                 Statements for the month of November 2000

             17. Series 2000-5 Class A and Class B Certificateholder's
                 Statements for the month of November 2000

             18. Trust Excess Spread Analysis


                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                       CAPITAL ONE MASTER TRUST

                                       By: CAPITAL ONE BANK
                                           Servicer


                                       By:  /s/    David M. Willey
                                           ----------------------------
                                           David M. Willey
                                           Senior Vice President of Corporate
                                           Financial Management

Date:  December 15, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549










                          -------------------------


                                   EXHIBITS

                                      TO

                                   FORM 8-K








                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                SEQUENTIALLY
EXHIBIT                                                         NUMBERED
NUMBER    EXHIBITS                                              PAGE
-------   --------                                              ------------
   1      November Performance Summary                                 07

   2      Series 1996-1 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           09

   3      Series 1996-2 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           11

   4      Series 1996-3 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           13

   5      Series 1997-1 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           15

   6      Series 1997-2 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           17

   7      Series 1998-1 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           20

   8      Series 1998-3 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           22

   9      Series 1998-4 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           25

   10     Series 1999-1 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           28

   11     Series 1999-2 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           31

   12     Series 1999-3 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           33

   13     Series 2000-1 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           35

   14     Series 2000-2 Class A and Class B Certificate-

                                                                   Page 5 of 45

          holder's Statements for the month of November 2000           37

   15     Series 2000-3 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           39

   16     Series 2000-4 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           41

   17     Series 2000-5 Class A and Class B Certificate-
          holder's Statements for the month of November 2000           43

   18     Trust Excess Spread Analysis                                 45

                                                                   Page 6 of 45